UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2019

OPHTHOTECH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, 35th Floor
New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (212) 845-8200

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Forward-Looking Statements
This Form 8-K and Exhibit 99.1 attached hereto contain forward-looking statements of Ophthotech Corporation (“Ophthotech” or the “Company”) that involve substantial risks and uncertainties. Any statements in this Form 8-K and Exhibit 99.1 about Ophthotech’s future expectations, plans and prospects constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about Ophthotech’s strategy, future operations and future expectations and plans and prospects for Ophthotech, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. In this Form 8-K and Exhibit 99.1, Ophthotech’s forward looking statements include statements about the implementation of its strategic plan, Ophthotech's projected use of cash and cash balances, the timing, progress and results of clinical trials and other research and development activities, the potential utility of its product candidates, and the potential for its business development strategy, including its collaborative gene therapy research programs and any potential in-license or acquisition opportunities. Such forward-looking statements involve substantial risks and uncertainties that could cause Ophthotech’s preclinical and clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, those related to the initiation and the conduct and design of research and development programs and clinical trials, availability of data from these programs, expectations for regulatory matters, need for additional financing and negotiation and consummation of in-license and/or acquisition transactions and other factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that Ophthotech files with the Securities and Exchange Commission. Any forward-looking statements represent Ophthotech’s views only as of the date of this Form 8-K. Ophthotech anticipates that subsequent events and developments will cause its views to change. While Ophthotech may elect to update these forward-looking statements at some point in the future, Ophthotech specifically disclaims any obligation to do so except as required by law.
Item 2.02 Results of Operations and Financial Condition
Although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2018, the Company will announce during the 37th Annual J.P. Morgan Healthcare Conference, which begins on January 7, 2019, that it expects to report that it had approximately $131 million in cash and cash equivalents as of December 31, 2018.
The information contained in this Item 2.02 of Form 8-K is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2018 and its results of operations for the three months and year ended December 31, 2018. The audit of the Company’s financial statements for the year ended December 31, 2018 is ongoing and could result in changes to the information set forth above. The Company anticipates making a public announcement of its results of operations for the fourth quarter and fiscal year ended December 31, 2018 on or about February 27, 2019.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2019, the Board of Directors (the “Board”) of the Company increased the size of the Board from eight to nine members and elected Calvin (Cal) W. Roberts, M.D., as a director of the Company. Dr. Roberts was appointed as a Class II director and will serve in accordance with the Amended and Restated Bylaws of the Company until the 2021 annual meeting of stockholders and thereafter until his successor is duly elected and qualified or until his earlier death, resignation or removal.

In accordance with the Company’s director compensation policy (the “Policy”), Dr. Roberts will receive (i) annual cash compensation of $45,000 for his service as a director, and (ii) reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the Board and committees thereof. In addition, in accordance with the Policy, Dr. Roberts was granted a stock option to purchase up to 32,000 shares of the Company’s common stock at a per share exercise price of $1.20, which was the closing price of the Company’s common stock on Monday, December 31, 2018, the trading day immediately preceding the grant date of Tuesday,

January 1, 2019. The option will vest monthly in equal amounts over a three-year period following the date of grant, subject to continued service with the Company.

Item 7.01 Regulation FD Disclosure.
The Company’s Chief Executive Officer and President, Glenn Sblendorio, will be presenting on January 10, 2019 at the 37th Annual J.P. Morgan Healthcare Conference. The slides to be used during Mr. Sblendorio’s presentation are attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.
The information in Exhibit 99.1 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.
Item 8.01 Other Events
2018 Year End Cash and Cash Equivalents
The information in Item 2.02 of this Form 8-K is incorporated by reference.
Update on Zimura Clinical Trials
As of the close of business on January 4, 2019, the Company enrolled a total of 57 patients for its OPH2005 randomized, double-masked, sham controlled, multi-center Phase 2b clinical trial evaluating the safety and efficacy of Zimura® (avacincaptad pegol) monotherapy for the treatment of autosomal recessive Stargardt disease (the “STGD1 Trial”). The Company plans to complete enrollment for the STGD1 Trial in the first quarter of 2019 and expects to enroll a total of 60 to 65 patients. The Company expects that initial, top-line data from this clinical trial will be available in the second half of 2020.
The Company has decided to discontinue its OPH2006 randomized, dose-ranging, open-label Phase 2a clinical trial of Zimura in combination with the anti-vascular endothelial growth factor agent Eylea® for the treatment of idiopathic polypoidal choroidal vasculopathy, or IPCV, in patients who have not responded to Eylea monotherapy. To date no patients have been enrolled in this clinical trial.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
The following Exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1    Ophthotech Corporation Presentation for the 37th Annual J.P. Morgan Healthcare Conference dated January 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPHTHOTECH CORPORATION

Date: January 7, 2019	By:	/s/ David F. Carroll
David F. Carroll
Senior Vice President, Chief Financial Officer and Treasurer

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